GOLDMAN SACHS VARIABLE
INSURANCE TRUST

Service Shares of

Goldman Sachs Equity Index Fund (the “Fund”)

Supplement dated March 10, 2010 to the
Prospectus dated April 30, 2009 (the “Prospectus”)

The following replaces the fifth sentence in the paragraph under the “Other Investment Practices and Securities” section of the Prospectus for the Fund:

In addition, the Fund publishes on its website month-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed.

This Supplement should be retained with the Prospectus for future reference.

VITEIHLGSTK 3-10